1 Strategy Update November 6, 2008

Safe Harbor Statement This presentation may contain "forward-looking statements" regarding TechTeam's business and growth strategies, including statements regarding TechTeam's objectives, expectations, intentions, beliefs or strategies, or statements containing words such as "believe," "project," "expect," "intend," "may," "anticipate," "plans," "seeks" or similar expressions. It is important to note that TechTeam's actual results could differ materially from those in such forward-looking statements, and undue reliance should not be placed on such statements. Among the important factors that could cause such actual results to differ materially are (i) difficulties or delays in implementing TechTeam's service offerings, (ii) failure to achieve sales, marketing and other objectives, (iii) rapid technological change, (iv) loss of significant customers, (v) risks inherent in conducting business abroad, (vi) inability of the company to execute its acquisition strategy, (vii) the global economic slow-down and financial crisis, and (viii) other risk factors listed from time to time in TechTeam's registration statements and reports as filed with the U.S. Securities and Exchange Commission including, but not limited to, the Company's most recent Annual Report on Form 10-K. All forward-looking statements that may be contained in this presentation are made as of November 6, 2008, and TechTeam undertakes no obligation to update any such forward-looking statements. 3

5 Company Transformation Actions-to-Date: Realigned to fully achieve a global organization model and functional excellence Restructured to improve financial performance and support strategic investments Strengthened senior leadership team - deep industry and functional expertise Expanded into the Philippines and created an Asia Pacific/Latin America business unit Completed comprehensive analysis of the company, market, customers and competitors Developed a strategic plan to achieve substantial growth with increased profitability Q2 Q3 Q4 We Have Made Substantial Progress in our Transformation ...

Strategy Update 7 Today We Will Cover The Core Strengths of the Company Our Approach to Strategy Formulation Our Substantial Market Opportunity The Key Elements of Our Strategy and Target Markets......Our FOCUS How We ALIGN our Company Around Clear Points of Differentiation How we GROW our Capabilities Our Financial Aspirations

Strategy 9 We Believe We are Starting from a Position of Strength Our Transformation is Yielding Clear Short-Term Results and Profound Long-Term Impact The Opportunities in the Market are Substantial and Aligned with Our Core Competencies Our Strategy Will Enable Us to Double Our Size and Triple Our Net Income

Core Strengths 11 TechTeam's Strengths Position the Company Well

13 NORTH AMERICA LOCATIONS Mesa, Arizona Carlsbad, California Irvine, California Colorado Springs, Colorado Tampa, Florida Chicago, Illinois Davenport, Iowa Baltimore, Maryland Ann Arbor, Michigan Omaha, Nebraska Henderson, Nevada Edison, New Jersey Portsmouth, Rhode Island Greenville, South Carolina Irving, Texas Nashville, Tennessee Alexandria, Virginia Washington, DC Edmonton, Canada Geographic Footprint Broad and Expanding Geographic Footprint APAC/LA Melbourne, Australia Nanjing, China Shanghai, China Manila, Philippines EUROPE LOCATIONS Gent, Belgium Copenhagen, Denmark Uxbridge, England Paris, France Cologne, Germany Dresden, Germany Krakow, Poland Lisbon, Portugal Bucharest, Romania Sibiu, Romania Gothenburg, Sweden Stockholm, Sweden Lausanne, Switzerland 13 Future Expansion Manila, Philippines

TechTeam GLOBAL
Excellence in Execution

## Strong Credentials and Consistent Track Record of Operational Excellence

### Magic Quadrant Help Desk Outsourcing North America 2008

Richard Matlus, William Maurer


challengers
leaders
Siemens IT Solutions and Services
Perot Systems
TechTeam
CompuCom
EDS
Pomeroy IT Solutions
IBM
CSC
Ciber
Unisys
Genpact
HP
Getronics
Technisource
Verizon Business
CGI
Dell
HCL Technologies
Northrop Grumman
C3i
Lockheed Martin
SAIC
Affiliated Computer Services
GlobalServe
ability to execute
niche players
visionaries
completeness of vision

This Magic Quadrant graphic was published by Gartner, Inc. as part of a larger research note and should be evaluated in the context of the entire report. © 2008 Gartner, Inc. This report is available upon request from TechTeam.

### The Forrester Wave™ Service Desk Management Tools Q2 2008


Risky Bets
Contenders
Strong Performers
Leaders
Strong
BMC Remedy ITSM
HP
CA
FrontRange ITSM
IBM
Infra
Service-now.com
Axios Systems
Numara FootPrints
USU AG
IET Solutions
BMC Service Desk Express Suite
Touchpaper Software
Symantec
Current offering
FrontRange HEAT
Numara Track-It!
Market presence
Weak
Weak
Strategy
Strong

The Forrester Wave is copyrighted by Forrester Research, Inc. © 2008. This report is available upon request from TechTeam.

© 2008 TechTeam Global, Inc.
8

Excellence in Execution 17 Key Certifications and Recognitions Strong Credentials and Consistent Track Record of Operational Excellence

Select Clients Alcoa Ashland Oil Astellas Pharma Europe Boehringer Ingelheim Limited Boston Consulting Group Cemex Chrysler CRF Dana Corporation Deere & Company Dell Ernst & Young Essilor International Ford Motor Company Honda 19 Jaguar Joy Global Land Rover Lear Levi Strauss Louis Vuitton Mazda Office Depot Orange Philip Morris International Pinnacle Proximus Sanofi Aventis Schering Plough Sears Holdings Corporation Travelport - Worldspan/Galileo US Air Force US Air National Guard US Army US Navy US Defense Logistics Agency US Dept. of Homeland Security US Dept. of Agriculture US GSA US National Institutes of Health US Office of Personnel Mgmt Visteon Corporation Volvo Wyeth Wyndham Extensive Customer List with Many Large and/or Well Known Brands ......And Many More.....

New Business Alcoa The Boston Consulting Group Dana Essilor Ford John Deere Joy Global National Institutes of Health Phillip Morris International Sanofi Aventis Travelport - Galileo US Department of Agriculture 21 Customer Expansions A.J. Gallagher Ashland Oil Astellas Ernst &Young Eurocontrol Gordon Food Service Lear Louis Vuitton Michigan State University Numonyx Swagelok US GSA, Public Buildings Service US Office of Personnel Mgmt Vallourec/ Mannesmann New Customers Essilor Ford Office Depot RouteOne Sears US Air Force US Marine Corps US Defense Contract Mgmt Agency Completed Renewals We Continue to Execute & Win Significant New Business ......with a Robust Pipeline of New Opportunities.....

Strategy Development 23 Comprehensive & Detailed Strategic Planning Process

Substantial Market Opportunity Addressable Market: 25 Information Technology Outsourcing (Infrastructure Outsourcing - Gartner 2008) 2007 2011 CAGR North America $66.5B $85.8B 6.6% EMEA $85.1B $112.9B 7.3% APJ / LA $45.1B $63.3B 8.8% Total $196.7B $261.9B 7.4% Business Process Outsourcing (BPO for Customer Retention & Support - Gartner 2008) 2007 2011 CAGR North America $12.9B $17.9B 8.5% EMEA $2.3B $3.2B 8.8% APJ / LA $2.9B $4.3B 9.9% Total $18.1B $25.4B 8.8% Large & Growing Market

Strategy Overview 27 ALIGN Establish a single company strategy Clear and consistent differentiation Align our team FOCUS Reduce number of offerings Formalize offerings and leverage across the Company Target larger organizations and multi-nationals requiring multi-lingual support Key Elements of Our Strategy GROW Expand globally Increase market awareness and sales capacity Add capability and scale

Focus - Service Offers Offer Principles 29 29 Focused & Formalized Offerings Leveraged Globally Globally Consistent Demonstrate Thought Leadership Move to Higher Value & GM% Maximize Synergy in Delivery Can Be Sold By The Same Salesperson

Focus - Service Offers Core Offerings with Common Underpinnings that Target Specific Customer Needs 31 31

Focus - Target Markets 33 33 Focus on Specific Market Segments

Align - Differentiation Align the Company Around Clear and Consistent Points of Differentiation 35 35

Align - the Team Transform how we lead our people Transforming Our Culture to Support Long-Term Success Team Success Be Bold- Decide and Go Committed to Customers A Passion For Excellence Lead Through Innovation Absolute Integrity Committed To People 37 37 Create a single global TechTeam culture - Institutionalize our values

Grow - Invest in Sales and Marketing 39 Demand Generation Capacity to Drive Strong Organic Growth Globalized for consistency and efficiency Disciplined, offer based, targeted approach Proactive industry analyst and media relations Unified, upgraded Web presence Partnership leverage Sales & Account Management Marketing Primary focus - direct channel Increase quantity and number of salespeople, solution architects and account managers Expanded professional services to support early customer engagement and customer transformations Management process, tools and compensation aligned to support global, agile focus

Grow - Expand Capabilities 41 41 Move to a More Remote Centric Model

Financial Targets Investments in sales, solutioning and marketing Expansion of existing accounts Winning new accounts Partnership leverage Service line mix - move to higher value services Cost reductions - offshore and nearshore delivery Efficiency improvement Partially offset by continued price erosion Building Blocks to Drive Value Revenue Growth Net Income Growth Gross Margin SG&A Scaling Scaling SG&A below rate of revenue growth Spending mix shift to sales and marketing G&A cost management Focus on efficient asset utilization Effectively manage liquidity and FX Develop and implement global tax planning strategies Operating Income Leverage

Financial Targets Significant Revenue Growth & Improvement in Operating Margin

Financial Overview Improving Gross Margins & Scaling SG&A Service line mix planning Cost reductions - offshore and nearshore delivery Efficiency improvement Partially offset by continued price erosion Scaling SG&A below rate of revenue growth Spending mix shift to sales and marketing G&A cost management

Financial Targets 2004 2005 2006 2007 Target Operating Income Margin 6.5 7.2 0.013 0.046 0.0685 0.091 Net Income Margin 4.7 5.5 0.011 0.0283 0.04215 0.056 Driving Efficiencies on the Income Statement & on a Cash Flow Basis

Financial Targets We Will Measure Progress Against Our TechTeam Corporate Priorities Customer Associates Shareholders Satisfaction / Engagement Turnover Revenue Growth OPINC & EBITDA DSO and ROIC Satisfaction Operational Excellence

53 Questions & Answers